Exhibit 10.22


                                                             EXECUTION COPY
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                             PURCHASE AGREEMENT



                                $105,000,000

                     12 1/2% Senior Secured Notes due 2006



                                     of



                          BPC Holding Corporation





                               June 12, 1996







                        DONALDSON, LUFKIN & JENRETTE
                           SECURITIES CORPORATION








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



                          BPC HOLDING CORPORATION

                                $105,000,000
                   12 1/2% Senior Secured Notes due 2006 of
                           BPC Holding Corporation




                             PURCHASE AGREEMENT


                                                              June 12, 1996




DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
  277 Park Avenue
  New York, New York 10172

Ladies and Gentlemen:

          BPC Holding Corporation, a Delaware corporation (the "COMPANY"), and Berry Plastics Corporation, a Delaware corporation ("BERRY"), agree with you as follows:

          1.   ISSUANCE OF SECURITIES.  The Company proposes to issue and
               -----------------------
sell to Donaldson, Lufkin & Jenrette Securities Corporation (the "INITIAL PURCHASER") $105,000,000 in aggregate principal amount of 12 1/2% Senior Secured Notes due 2006 (the "SENIOR NOTES"). The Senior Notes are to be issued pursuant to the provisions of an indenture (the "INDENTURE") to be dated June 18, 1996, between the Company and First Trust of New York, National Association, as trustee (the "TRUSTEE"). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Indenture.

          The Senior Notes will be offered and sold to you pursuant to an exemption from the registration requirements under the Securities Act of 1933, as amended (the "ACT"). The Company has prepared a preliminary offering memorandum, dated May 31, 1996 (the "PRELIMINARY OFFERING MEMORANDUM") and a final offering memorandum, dated June 12, 1996 (the "OFFERING MEMORANDUM"), relating to the Company and the Senior Notes.

          Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Act, the Senior Notes (and all securities issued in exchange therefor or in substitution thereof) shall bear the following legend:

     "THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS
     ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER
     SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933 (THE
     "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH



























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     REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM.  EACH PURCHASER OF
     THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT
     (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1)(a) INSIDE THE UNITED STATES TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, OR (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 OR (c) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (2) TO THE COMPANY, OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE."

          You have advised the Company that you will make offers (the "EXEMPT RESALES") of the Senior Notes purchased by you hereunder on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to (i) persons (each, a "144A PURCHASER") whom you reasonably believe to be "qualified institutional buyers" as defined in Rule 144A under the Act ("QIBS") and (ii) a limited number of other institutional "accredited investors," as defined in Rule 501(a) (1), (2), (3) or (7) under the Act, that make certain representations and agreements to the Company (each, an "ACCREDITED INVESTOR") (such persons specified in clauses
(i) and (ii) being referred to herein as the "ELIGIBLE PURCHASERS").

          Holders (including subsequent transferees) of the Senior Notes will have the registration rights set forth in the registration rights agreement (the "REGISTRATION RIGHTS AGREEMENT"), to be dated the Closing Date (as defined herein), in substantially the form of Exhibit A hereto,
                                                       ---------
for so long as such Senior Notes constitute "TRANSFER RESTRICTED SECURITIES" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company will agree to file with the Securities and Exchange Commission (the "COMMISSION") within 45 days of the Closing Date and under the circumstances set forth therein, (i) a registration statement under the Act (the "EXCHANGE OFFER REGISTRATION STATEMENT") relating to the Company's 12 1/2% Series B Senior Secured Notes due 2006 (the "SERIES B NOTES" and, together with the Senior Notes, the "NOTES") to be offered in exchange for the Senior Notes (such offer to exchange being referred to as the "REGISTERED EXCHANGE OFFER") and
(ii) under the circumstances set forth in the Registration Rights Agreement, a shelf registration statement pursuant to Rule 415 under the Act (the "SHELF REGISTRATION STATEMENT") relating to the resale by certain holders of the Senior Notes, and to use its best efforts to cause such Registration Statements to be declared effective within 90 days of the Closing Date. This Agreement, the Indenture, the Registration Rights Agreement, the Escrow and Disbursement Agreement and the Holding Pledge Agreement are hereinafter referred to collectively as the "OPERATIVE DOCUMENTS." As used in this Purchase Agreement (this "AGREEMENT"), the term "SUBSIDIARY" shall mean any subsidiary of the Company.


























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          2.   AGREEMENTS TO SELL AND PURCHASE.  On the basis of the
               -------------------------------
representations and warranties contained in this Agreement, and subject to the terms and conditions contained herein, the Company agrees to issue and sell to you, and you agree to purchase from the Company, $105,000,000 in aggregate principal amount of Senior Notes at a purchase price equal to $1,000 per Senior Note (the "PURCHASE PRICE").

          3.   DELIVERY AND PAYMENT.  Delivery to you of and payment for
               --------------------
the Senior Notes shall be made at 9:00 A.M., New York City time, on June 18, 1996 (the "CLOSING DATE") at the offices of O'Sullivan Graev & Karabell, LLP, 30 Rockefeller Plaza, New York, New York 10112, or such other time or place as you shall reasonably designate.

          One or more Senior Notes in definitive form, registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"), having an aggregate amount corresponding to the aggregate amount of the Senior Notes sold pursuant to Exempt Resales to QIBs and Accredited Investors (collectively, the "GLOBAL NOTE"), shall be delivered by the Company to the Initial Purchaser (or as the Initial Purchaser directs), against payment by the Initial Purchaser of the purchase price therefor, by wire transfer of immediately available funds to such account or accounts as the Company shall specify, provided that the Company shall give at least two business days' prior written notice to the Initial Purchaser of the information required to effect such wire transfers. The Global Note shall be made available to the Initial Purchaser for inspection not later than 9:30 A.M. on the business day immediately preceding the Closing Date.

          4.   AGREEMENTS OF THE COMPANY.  The Company hereby agrees with
               -------------------------
you as follows:

          (a) To advise you promptly and, if requested by you, confirm such advice in writing, (i) of the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any Senior Notes for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by the Commission or any state securities commission or other regulatory authority, and (ii) of the happening of any event which makes any statement of a material fact made in the Preliminary Offering Memorandum or the Offering Memorandum untrue or which requires the making of any additions to or changes in the Preliminary Offering Memorandum or the Offering Memorandum in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company shall use its reasonable best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of the Senior Notes under any state securities or Blue Sky laws, and, if at any time any state securities commission issues an order suspending the qualification or exemption of the Senior Notes, the Company shall use every reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time.

          (b) To furnish to you without charge as many copies of the Preliminary Offering Memorandum and Offering Memorandum, and any amendments or supplements thereto, as you may reasonably request. The Company consents to the use of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments and supplements thereto, required pursuant to this Agreement by you in connection with the Exempt Resales.

          (c) Not to amend or supplement the Offering Memorandum prior to the Closing Date unless you shall previously have been advised of, and shall not have reasonably objected to, such amendment or supplement within a reasonable time, but in any event not longer than five business days after being furnished a copy of such amendment or supplement. The Company shall

















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     promptly prepare, upon any reasonable request by you, any amendment or supplement to the Offering Memorandum that may be necessary or advisable in connection with Exempt Resales.

          (d) If, in connection with any Exempt Resales or market making transactions after the date of this Agreement and prior to the consummation of the Registered Exchange Offer, any event shall occur that, in the judgment of the Company or in the judgment of counsel to you, makes any statement of a material fact in the Offering Memorandum untrue or that requires the making of any additions to or changes in the Offering Memorandum in order to make the statements in the Offering Memorandum, in the light of the circumstances at the time that the Offering Memorandum is delivered to prospective Eligible Purchasers, not misleading, or if it is necessary to amend or supplement the Offering Memorandum to comply with all applicable laws, the Company shall promptly notify you of such event and prepare an appropriate amendment or supplement to the Offering Memorandum so that
     (i) the statements in the Offering Memorandum as amended or supplemented will, in the light of the circumstances at the time that the Offering Memorandum is delivered to prospective Eligible Purchasers, not be misleading and (ii) the Offering Memorandum will comply with applicable law.

          (e) To cooperate with you and your counsel in connection with the qualification of the Senior Notes for offer and sale by you and by dealers under the state securities or Blue Sky laws of such jurisdictions as you may request (provided, however, that the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not now so qualified or to take any action that would subject it to general consent to service of process in any jurisdiction in which it is not now so subject). The Company will continue such qualification in effect so long as required by law for distribution of the Senior Notes and will file such consents to service of process or other documents as may be necessary in order to effect such qualification.

          (f) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, to pay all costs, expenses, fees and taxes incident to and in connection with:
     (i) the preparation, printing, filing and distribution of the Preliminary Offering Memorandum and the Offering Memorandum (including, without limitation, financial statements and exhibits) and all amendments and supplements thereto, (ii) the preparation, printing (including, without limitation, word processing and duplication costs) and delivery of this Agreement, the Indenture, the Registration Rights Agreement, the Transaction Documents (as defined herein), the Escrow and Disbursement Agreement and the Holding Pledge Agreement, all preliminary and final Blue Sky Memoranda and all other agreements, memoranda, correspondence and other documents printed and delivered in connection herewith and with the Exempt Resales, (iii) the issuance and delivery by the Company of the Notes, (iv) the qualification of the Notes for offer and sale under the securities or Blue Sky laws of the several states (including, without limitation, the reasonable fees and disbursements of your counsel relating to such registration or qualification), (v) furnishing such copies of the Preliminary Offering Memorandum and the Offering Memorandum, and all amendments and supplements thereto, as may be reasonably requested for use in connection with the Exempt Resales, (vi) the preparation of certificates for the Notes (including, without limitation, printing and engraving thereof), (vii) the fees, disbursements and expenses of the Company's counsel and accountants, (viii) all expenses and listing fees in connection with the application for quotation of the Senior Notes in the National Association of Securities Dealers, Inc. Automated Quotation System - PORTAL ("PORTAL"), (ix) the rating of the Notes by rating agencies, if any, (x) all fees and expenses (including fees and expenses of counsel) of the Company in connection with approval of the Notes by DTC for "book-entry" transfer, (xi) all fees and expenses related to filing, recording or otherwise creating and perfecting all necessary security interests pursuant to the













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     Escrow and Disbursement Agreement and the Holding Pledge Agreement, as
     applicable, and (xii) the performance by the Company of its other obligations under this Agreement and the Operative Documents.

          (g) To use the proceeds from the sale of the Senior Notes in the manner described in the Offering Memorandum under the caption "USE OF PROCEEDS."

          (h) Not to voluntarily claim, and to actively resist any attempts to claim, the benefit of any usury laws against the holders of the Senior Notes.

          (i) Prior to the Closing Date, to furnish to you, as soon as they have been prepared, a copy of any unaudited interim consolidated financial statements of the Company for any period subsequent to the period covered by the financial statements appearing in the Offering Memorandum.

          (j) To use its best efforts to do and perform all things required to be done and performed under this agreement by it prior to or after the Closing Date and to satisfy all conditions precedent on its part to the delivery of the Senior Notes.

          (k) Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Senior Notes in a manner that would require the registration under the Act of the sale to you or the Eligible Purchasers of Senior Notes.

          (l) For so long as any of the Notes remain outstanding and during any period in which the Company is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), to make available to any Eligible Purchaser or beneficial owner of Senior Notes in connection with any sale thereof and any prospective purchaser of such Senior Notes from such Eligible Purchaser or beneficial owner, the information required by Rule 144A(d)(4) under the Act.

          (m) To comply with its agreements in the Registration Rights Agreement, and all agreements set forth in the representation letters of the Company to DTC relating to the approval of the Notes by DTC for "book-entry" transfer.

          (n) To cause the Registered Exchange Offer to be made in the appropriate form, as contemplated by the Registration Rights Agreement, to permit registration of the Series B Notes to be offered in exchange for the Senior Notes and to comply with all applicable federal and state securities laws in connection with the Registered Exchange Offer.

          (o) To use its best efforts to effect the inclusion of the Senior Notes in PORTAL.

          (p) For so long as any of the Notes are outstanding, to deliver without charge to the Initial Purchaser, promptly upon their becoming available, copies of (i) all reports or other publicly available information that the Company shall mail or otherwise make available to its holders and (ii) all reports, financial statements and proxy or information statements filed by the Company with the Commission or any national securities exchange and such other publicly available information concerning the Company or its subsidiaries, including without limitation, press releases.




















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          (q)  Neither the Company nor any of its Subsidiaries will take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Notes. Except as permitted by the Act, the Company will not distribute any preliminary offering memorandum, offering memorandum or other offering material in connection with the offering and sale of the Notes.

          (r) Upon the closing of the offering of the Senior Notes, to use a portion of the net proceeds of the offering of the Senior Notes to purchase and pledge to the Trustee for the benefit of holders of the Notes the Marketable Securities in such amount as will be sufficient upon receipt of scheduled interest and principal payments of such securities, in the opinion of a nationally recognized firm of public accountants selected by the Company, to provide for payment in full of the first six scheduled interest payments due on the Notes. The Company will take all actions necessary to pledge, assign and set over to the Trustee, for the benefit of holders of the Notes, and irrevocably grant to the Trustee for the benefit of the holders of the Notes a first priority security interest in all of its right, title and interest in such Marketable Securities held by the Trustee or on its behalf, in order to secure the obligations of the Company to pay interest on the Notes and, in certain circumstances, the obligations of the Company to pay principal on the Notes.

          (s) To use its best efforts to do and perform all things necessary to perfect, to the extent permitted by law, a first priority security interest in favor of the Trustee for the benefit of the holders of the Notes, in the Collateral.

          (t) To comply with the agreements in the Indenture, the Registration Rights Agreement, the Transaction Documents, the Escrow and Disbursement Agreement, the Holding Pledge Agreement and each other Operative Document.

          5.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.  The Company
               ---------------------------------------------
represents and warrants to you that:

          (a) The Preliminary Offering Memorandum, and the Offering Memorandum (and each supplement and amendment thereto) have been prepared in connection with the Exempt Resales. The Preliminary Offering Memorandum and the Offering Memorandum do not, and any supplement or amendment thereto will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph (a) shall not apply to statements in or omissions from the Preliminary Offering Memorandum or Offering Memorandum (or any supplement or amendment to them) made in reliance upon and in conformity with information relating to you furnished to the Company in writing by you expressly for use therein. The Company acknowledges for all purposes under this Agreement that the statements set forth in the last paragraph on the cover page, the stabilization legend, and the third and fifth paragraphs under the caption "Plan of Distribution" in the Offering Memorandum (or any amendment or supplement) constitute the only written information furnished to the Company by you expressly for use in the Offering Memorandum (or any amendment or supplement thereto).

          (b) Each of the Company and the Subsidiaries is a duly organized and validly existing corporation in good standing under the laws of its jurisdiction of incorporation, has the requisite corporate power and authority to own, lease and operate its properties and to conduct its business
















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     as it is currently being conducted and described in the Offering
     Memorandum, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction where the ownership, leasing or operation of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not, singly or in the aggregate, have a material adverse effect on the properties, business, results of operations, condition (financial or otherwise), affairs or prospects of the Company and the Subsidiaries taken as a whole (a "MATERIAL ADVERSE EFFECT").

          (c) The Company has all necessary corporate power and authority to execute and deliver this Agreement, the Notes, the Indenture, the Registration Rights Agreement, the Escrow and Disbursement Agreement and the Holding Pledge Agreement, and to perform its obligations under this Agreement, the Indenture, the Registration Rights Agreement, the Escrow and Disbursement Agreement and the Holding Pledge Agreement and to authorize, issue, sell and deliver the Notes as contemplated by this Agreement.

          (d) This Agreement has been duly authorized and validly executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company, enforceable against it in accordance with its terms (assuming the due execution and delivery hereof by you), subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws in effect from time to time with respect to creditors' rights generally and to principles of equity, whether at law or in equity and except as rights to indemnity and contribution thereunder may be limited by federal and state securities laws and public policy considerations underlying such laws.

          (e) The issuance and sale of the Senior Notes has been duly authorized by the Company, and all legally required corporate proceedings by the Company in connection with the issuance and sale of the Senior Notes have been taken; each of the Senior Notes, when issued and delivered to and paid for by the Initial Purchaser in accordance with this Agreement (assuming the due authentication thereof by the Trustee), will be a legal, valid and binding obligation of the Company entitled to the benefits provided by the Indenture, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws in effect from time to time with respect to creditors' rights generally and to principles of equity, whether at law or in equity and except as rights to indemnity and contribution thereunder may be limited by federal and state securities laws and public policy considerations underlying such laws.

          (f) The Company has all requisite power to authorize and issue the Series B Notes; the issuance of the Series B Notes has been duly authorized by the Company and all legally required corporate proceedings by the Company in connection with the issuance of the Series B Notes have been taken; each of the Series B Notes, when and if issued and delivered in accordance with the terms of the Registration Rights Agreement and the Indenture, will be validly executed, issued and delivered and (assuming the due authentication thereof by the Trustee) will be a legal, valid and binding obligation of the Company entitled to the benefits provided by the Indenture, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws in effect from time to time with respect to creditors' rights generally and to principles of equity, whether at law or in equity and except as rights to indemnity and contribution thereunder may be limited by federal and state securities laws and public policy considerations underlying such laws.


















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          (g)  The Indenture has been duly authorized by the Company and, on the Closing Date, will have been duly executed by the Company and will conform to the description thereof in the Offering Memorandum. When the Indenture has been duly executed and delivered, the Indenture will be a valid and legally binding agreement of the Company, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws in effect from time to time with respect to creditors' rights generally and to principles of equity, whether at law or in equity and except as rights to indemnity and contribution thereunder may be limited by federal and state securities laws and public policy considerations underlying such laws.

          (h) The Registration Rights Agreement has been duly authorized by the Company and, on the Closing Date, will have been duly executed by the Company and will conform to the description thereof in the Offering Memorandum. When the Registration Rights Agreement has been duly executed and delivered, the Registration Rights Agreement will be a valid and legally binding agreement of the Company, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws in effect from time to time with respect to creditors' rights generally and to principles of equity, whether at law or in equity and except as rights to indemnity and contribution thereunder may be limited by federal and state securities laws and public policy considerations underlying such laws.

          (i) The Escrow and Disbursement Agreement has been duly authorized by the Company and, on the Closing Date, will have been duly executed by the Company and will conform to the description thereof in the Offering Memorandum. When the Escrow and Disbursement Agreement has been duly executed and delivered, the Escrow and Disbursement Agreement will be a valid and legally binding agreement of the Company, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws in effect from time to time with respect to creditors' rights generally and to principles of equity, whether at law or in equity and except as rights to indemnity and contribution thereunder may be limited by federal and state securities laws and public policy considerations underlying such laws.

          (j) The Holding Pledge Agreement has been duly authorized by the Company and, on the Closing Date, will have been duly executed by the Company and will conform to the description thereof in the Offering Memorandum. When the Holding Pledge Agreement has been duly executed and delivered, the Holding Pledge Agreement will be a valid and legally binding agreement of the Company, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws in effect from time to time with respect to creditors' rights generally and to principles of equity, whether at law or in equity and except as rights to indemnity and contribution thereunder may be limited by federal and state securities laws and public policy considerations underlying such laws.

          (k) The Company has all requisite corporate power and authority to enter into the all agreements in connection with the Transaction (as defined in the Offering Memorandum), including but not limited to the Preferred Stock and Warrant Purchase Agreement, the Common Stock Purchase and Recapitalization Agreement, the Stockholders Agreement and the Agreement and Plan of Merger (collectively, the "TRANSACTION DOCUMENTS"). When each of the Transaction Documents has been duly executed and delivered, each such Transaction Document will be a valid and legally binding agreement of the Company, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws in effect from time to time with respect to creditors' rights generally and to principles of equity, whether at law or in equity and except as rights to indemnity and contribution thereunder may be limited by federal and state securities laws and public policy considerations underlying such laws.

          (l) The Preferred Stock and each class of Common Stock set forth in the Agreement and Plan of Merger has been duly and validly authorized for issuance and sale to the respective purchasers of such classes of stock by the Company. The description of the Preferred Stock and the Common Stock in the Offering Memorandum is accurate in all material respects.

          (m) The entities listed on Schedule A hereto are, and on the Closing Date will be, the only Subsidiaries, direct or indirect, of the Company. All of the issued and outstanding shares of capital stock of, or other ownership interests in, each Subsidiary have been duly and validly authorized and issued. All of the shares of capital stock of, or other ownership interests in, each Subsidiary are owned, directly or through Subsidiaries, by the Company. All such shares of capital stock are fully paid and nonassessable, and are owned free and clear of any security interest, mortgage, pledge, claim, lien or encumbrance (each, a "LIEN"). There are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or Liens related to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of, or other ownership interest in, any Subsidiary.

          (n) Except as set forth on Schedule B hereto, neither the Company nor any of the Subsidiaries is in violation of its respective charter or bylaws or in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or other contract, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them is bound, or to which any of the property or assets of the Company or any of the Subsidiaries is subject. To the knowledge of the Company and the Subsidiaries, there exists no condition which, with notice, the passage of time or otherwise, would constitute a default under any such document or instrument.

          (o) The execution and delivery of this Agreement, the Indenture, the Registration Rights Agreement, the Transaction Documents, the Escrow and Disbursement Agreement and the Holding Pledge Agreement, the issuance and sale of the Notes, the performance of this Agreement, the Indenture, the Registration Rights Agreement, the Transaction Documents, the Escrow and Disbursement Agreement and the Holding Pledge Agreement, compliance by the Company with the provisions hereof and thereof and of the Notes, the consummation of each of the transactions contemplated hereby and thereby, in each case, as applicable, will not result in a breach or violation of any of the respective charters or bylaws of the Company or any of the Subsidiaries or any of the terms or provisions of, or constitute a default or cause an acceleration of any obligation under, or result in the imposition or creation of (or the obligation to create or impose) a Lien with respect to, any bond, note, debenture or other evidence of indebtedness or any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which it or any of them is bound, or to which any properties of the Company or any of the Subsidiaries is or may be subject (other than as set forth on Schedule C hereto, which default shall be waived on or before the Closing Date), or contravene any order of any court or governmental agency or body having jurisdiction over the Company, or any of the Subsidiaries or any of their properties, or violate or conflict with any statute, rule or regulation or administrative or court decree applicable to the Company or any of the Subsidiaries, or any of their respective properties.

          (p) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, pending against or affecting the Company or any of the Subsidiaries, or any of their respective properties, which is required to be disclosed and is not so disclosed, in the Preliminary Offering Memorandum or Offering Memorandum, or which would result, singly or in the aggregate, in a Material Adverse Effect or which would materially and adversely affect the consummation of this Agreement or the transactions contemplated hereby, and to the best knowledge of the Company and the Subsidiaries, no such proceedings are contemplated or threatened.

          (q) To the knowledge of the Company and the Subsidiaries, no action has been taken and no statute, rule or regulation or order has been enacted, adopted or issued by any governmental agency or body which prevents the issuance of the Notes, prevents or suspends the use of any Preliminary Offering Memorandum or Offering Memorandum or suspends the sale of the Notes, in any jurisdiction referred to in
     Section 4(e) hereof; no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction has been issued with respect to the Company or any of the Subsidiaries which would prevent or suspend the issuance or sale of the Notes, or the use of any Preliminary Offering Memorandum or Offering Memorandum in any jurisdiction referred to in Section 4(e) hereof; no action, suit or proceeding is pending against or, to the best knowledge of the Subsidiaries threatened against or affecting the Company or any of the Subsidiaries before any court or arbitrator or any governmental body, agency or official, domestic or foreign, which, if adversely determined, would materially interfere with or adversely affect the issuance of the Notes, or in any manner draw into question the validity of this Agreement, the Indenture, the Registration Rights Agreement, the Transaction Documents, the Escrow and Disbursement Agreement and the Holding Pledge Agreement or the Notes; and every request of the Commission or any securities authority or agency of any jurisdiction for additional information (to be included in the Preliminary Offering Memorandum or Offering Memorandum or otherwise) has been complied with.

          (r) Except as set forth in the Offering Memorandum, the Company and the Subsidiaries are in compliance with all applicable existing federal, state and local laws and regulations relating to protection of human health or the environment or imposing liability or standards of conduct concerning any Hazardous Material ("ENVIRONMENTAL LAWS"), except where the failure to comply would not have a Material Adverse Effect. The term "Hazardous Material" means (a) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (b) any "hazardous waste" as defined by the Resource Conservation and Recovery Act, as amended, (c) any petroleum or petroleum product, (d) any polychlorinated biphenyl and (e) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance.

          (s) Neither the Company nor any of the Subsidiaries has violated any federal, state or local law relating to discrimination in the hiring, promotion or pay of employees or any applicable wage or hour laws, nor any provisions of the Employee Retirement Income Security Act of 1974 ("ERISA") or the rules and regulations promulgated thereunder, nor has the Company or any of the Subsidiaries engaged in any unfair labor practice, which in each case would result, singly or in the aggregate, in a Material Adverse Effect. There is (i) no significant unfair labor practice complaint pending against the Company or any of the Subsidiaries or, to the best knowledge of the Company and the Subsidiaries, threatened against any of them before the

     National Labor Relations Board or any state or local Labor relations board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Company or any of the Subsidiaries or, to the best knowledge of the Company and the Subsidiaries, threatened against any of them, (ii) no significant strike, labor dispute, slowdown or stoppage pending against the Company, or any of the Subsidiaries or, to the best knowledge of the Company and the Subsidiaries, threatened against the Company or any of the Subsidiaries and (iii) to the best knowledge of the Company and the Subsidiaries, no union representation question exists with respect to the employees of the Company or any of the Subsidiaries and no union organizing activities are taking place, except (with respect to any matter specified in clause (i), (ii) or (iii) above, singly or in the aggregate) such as could not have a Material Adverse Effect.

          (t) Except (i) as would not result, singly or in the aggregate, in a Material Adverse Effect, and (ii) for the liens created pursuant to (A) the Revolving Credit Facility (as defined in the Offering Memorandum), (B) the Nevada Bonds and the Iowa Bonds (as defined in the Offering Memorandum), (C) the Escrow and Disbursement Agreement and (D) the Holding Pledge Agreement, the Company and each of the Subsidiaries has good and marketable title, free and clear of all Liens (except Liens for taxes not yet due and payable), to all property and assets reflected in the Company's consolidated financial statements at and for the year ended December 30, 1995.

          (u) The firms of accountants that have certified or shall certify the applicable financial statements and supporting schedules of the Company and the Subsidiaries as part of the Offering Memorandum are independent public accountants, as required by the Act and the Exchange Act. The consolidated historical and pro forma financial statements, together with related schedules and notes, set forth in the Offering Memorandum comply as to form in all material respects with the requirements of the Act. Such historical financial statements fairly present in all material respects the financial position of the Company and the Subsidiaries at the respective dates indicated and the results of operations and cash flows for the respective periods indicated, in accordance with generally accepted accounting principles in the United States ("GAAP") consistently applied throughout such periods (other than as set forth on Schedule D hereto). Such pro forma financial statements have been prepared on a basis consistent with such historical statements, except for the pro forma adjustments specified therein, and give effect to assumptions made on a reasonable basis. The other financial and statistical information and data included in the Offering Memorandum, historical and pro forma, are, in all material respects, prepared on a basis consistent with such financial statements and the books and records of the Company and the Subsidiaries, as the case may be.

          (v) Subsequent to the respective dates as of which information is given in the Offering Memorandum and up to the Closing Date (except as disclosed in the Offering Memorandum), neither the Company nor any of the Subsidiaries has incurred any liabilities or obligations, direct or contingent, which are material, individually or in the aggregate, to the Company or any Subsidiary, nor entered into any transaction not in the ordinary course of business and there has not been, singly or in the aggregate, any material adverse change, or any development which may reasonably be expected to involve a material adverse change, in the properties, business, results of operations, condition (financial or otherwise), affairs or prospects of the Company or any Subsidiary (each, a "MATERIAL ADVERSE CHANGE").

          (w) All tax returns required to be filed by the Company or any of the Subsidiaries in any jurisdiction have been filed, other than those filings being contested in good faith, and all material taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from such entities have been paid, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without penalty or interest.

          (x) No authorization, approval or consent or order of, or filing with, any court or governmental body or agency is necessary in connection with the Transaction or the transactions contemplated by this Agreement, except such as may be required by the NASD, the TIA or the Act, or have been obtained and made under Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR ACT"), or state securities or Blue Sky laws or regulations. No consents or waivers from any person under any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument are required to consummate the Transaction, the transactions contemplated by this Agreement, the Transaction Documents, the Notes, the Indenture, the Registration Rights Agreement, the Escrow and Disbursement Agreement and the Holding Pledge Agreement or the Offering Memorandum, except for such consents or waivers which have been, or will be, obtained prior to the Closing Date.

          (y) Neither the Company nor any of the Subsidiaries does business with the Government of Cuba or with any person or any affiliate located in Cuba.

          (z) (i) Each of the Company and the Subsidiaries has all certificates, consents, exemptions, orders, permits, licenses, authorizations, or other approvals (each, an "AUTHORIZATION") of and from, and has made all declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, necessary or required to own, lease, license and use its properties and assets and to engage in the business currently conducted by it, except as such are described in the Offering Memorandum or to the extent that the failure to obtain or file would not, singly or in the aggregate, have a Material Adverse Effect, (ii) all such Authorizations are valid and in full force and effect and (iii) the Company and the Subsidiaries are in compliance in all material respects with the terms and conditions of all such Authorizations that have been obtained thereby and with the rules and regulations of the regulatory authorities and governing bodies having jurisdiction with respect thereto. Neither the Company nor any Subsidiary believes that any governmental body or agency is considering limiting, suspending or revoking any such material license, certificate, permit, authorization, approval, franchise or right.

          (aa) Neither the Company nor any of the Subsidiaries is (a) an "investment company" or a company "controlled" by an investment company within the meaning of the Investment Company Act of 1940, as amended, or (b) a "holding company" or a "subsidiary company" of a holding company or an "affiliate" thereof within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          (ab) No holder of any security of the Company or any of the Subsidiaries has or will have any right to require the registration of such security by virtue of any transaction contemplated by this Agreement.

          (ac) There are no contracts, agreements or understandings between the Company or any of the Subsidiaries and any person (other than the Initial Purchaser) that would give rise to a valid claim against the Company, the Subsidiaries or the Initial Purchaser for a brokerage commission, finder's fee or like payment in connection with the issuance, purchase and sale of the Notes.

          (ad) The Company and the Subsidiaries possess all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, "INTELLECTUAL PROPERTY") presently employed by them in connection with the businesses now operated by them, and, except as set forth in the Offering Memorandum, neither the Company nor any Subsidiary has received any notice of infringement of or conflict with asserted rights of others with respect to the foregoing.

          (ae) The Company and the Subsidiaries each maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (af) The present fair saleable value of the assets of each of the Company and the Subsidiaries exceeds the amount that will be required to be paid on or in respect of the existing debts and other liabilities (including contingent liabilities) of each such person as they become absolute and matured. The assets of each of the Company and the Subsidiaries do not constitute unreasonably small capital to carry out their businesses as conducted or as proposed to be conducted. Neither the Company or the Subsidiaries intends to, nor does it believe that it will, incur debts beyond its ability to pay such debts as they mature. Upon the issuance of the Senior Notes, the present fair saleable value of the assets of each of the Company and the Subsidiaries will exceed the amount that will be required to be paid on or in respect of the existing debts and other liabilities (including contingent liabilities) of such person as they become absolute and matured. The assets of each of the Company and the Subsidiaries, upon the issuance of the Senior Notes, will not constitute unreasonably small capital to carry out their businesses as now conducted, including the capital needs of each of the Company and the Subsidiaries, taking into account the projected capital requirements and capital availability of each of the Company and the Subsidiaries.

          (ag) None of the Company, the Subsidiaries or any agent thereof acting on the behalf of any of them has taken, and none of them will take, any action that might cause this Agreement, any of the Operative Documents, any of the Transaction Documents, the consummation of the Transaction, the purchase of Marketable Securities pursuant to the Escrow and Disbursement Agreement or the issuance or sale of the Notes to violate Regulation G (12 C.F.R. Part 207), Regulation T (12 C.F.R.
     Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System.

          (ah) The Company and each Subsidiary maintains insurance covering their properties, operations, personnel and businesses. Such insurance insures against such losses and risks as are adequate in accordance with customary industry practice to protect the Company and the Subsidiaries and their businesses. Neither the Company nor any Subsidiary has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance. All such insurance is outstanding and duly in force on the date hereof and will be outstanding and duly in force on the Closing Date.

          (ai) When the Notes are issued and delivered pursuant to this Agreement, such Notes will not be of the same class (within the meaning of Rule 144A under the Act) as securities of the Company that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

          (aj) After the Closing Date, the Company will be the sole beneficial owner of the Marketable Securities and no Lien will exist upon any such Marketable Securities (and no right or option to acquire the same will exist in favor of any other person or entity), except for the pledge and security interest in favor of the Trustee to be created or provided for in the Escrow and Disbursement Agreement, which pledge and security interest constitute a first priority perfected pledge and security interest in and to all of the Marketable Securities.

          (ak) Subject to the terms and conditions of this Agreement, the security interest granted by the Company under the Holding Pledge Agreement will constitute a valid and perfected security interest in
     (i) all of the Company's right title and interest in the outstanding capital stock of Berry (the "COLLATERAL") and (ii) all distributions or allocations of distributable cash, property, securities or other assets from the Collateral together with all substitutes and replacements for and proceeds of the foregoing, subject to no equal or prior security interest of any other creditor of the Company. No registration, recording or filing with any federal governmental body or agency or any governmental body or agency in the State of Indiana, State of Delaware or any other jurisdiction is required for the perfection of such security interest.

          (al) Subject to the terms and conditions of this Agreement, the execution by the Company of the Holding Pledge Agreement and delivery to the Trustee of the Collateral pursuant thereto, shall cause the Trustee, for the ratable benefit of the holders of Notes, to have, as security for the payment of the obligations under the Indenture and the Notes, a valid, duly perfected security interest (as to the creation of which no consent is required by a third party or such consents have been obtained) in the Collateral and the actions described in this section (al) are the only actions, recordings and filings necessary to establish the validity of such security interest in the Collateral. From and after the date hereof, the liens or security interests created by the Collateral will be duly perfected, creating a first priority interest in the Trustee for the ratable benefit of the holders of the Notes in the Collateral over all other liens and security interests in respect of the Collateral, whether now existing or hereafter created.

          (am) The Holding Pledge Agreement will secure the obligations of the Company under the Notes and the Indenture.

          (an) Assuming (i) that your representations and warranties in
     Section 6 are true, (ii) that the representations of the Accredited Investors set forth in the certificates of such Accredited Investors in the form set forth in Annex A to the Offering Memorandum are true,
     (iii) compliance by you with your covenants set forth in Section 8 and
     (iv) that each of the Eligible Purchasers is a QIB or an Accredited Investor, the purchase and resale of the Senior Notes pursuant hereto (including pursuant to the Exempt Resales) is exempt from the registration requirements of the Act. No form of general solicitation or general advertising was used by the Company or any of its representatives (other than you, as to whom the Company makes no representation) in connection with the offer and sale of the Senior Notes, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as the Senior Notes have been issued and sold by the Company within the six-month period immediately prior to the date hereof.

          (ao) Set forth on Schedule E hereto is a list of each employee pension or benefit plan with respect to which the Company or any corporation considered an affiliate of the Company within the meaning of Section 407(d)(7) of ERISA (an "AFFILIATE") is a party in interest or disqualified person. The execution and delivery of this Agreement, the other Operative Documents and the sale of the Senior Notes to be purchased by the Eligible Purchasers will not involve any prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code. The representation made by the Company in the preceding sentence is made in reliance upon and subject to the accuracy of, and compliance with, the representations and covenants made or deemed made by the Eligible Purchasers as set forth in the Offering Memorandum under the Section entitled "Notice to Investors."

          (ap) Each of the Preliminary Offering Memorandum and the Offering Memorandum as of their respective dates, and each amendment or supplement thereto, as of its date, contains the information specified in, and meets the requirements of Rule 144A(d)(4) of the Act.

          (aq) Except as disclosed in the Offering Memorandum, there are no business relationships or related party transactions required to be disclosed therein pursuant to Item 404 of Regulation S-K of the Commission (assuming for purposes of this paragraph 5(aq) that Regulation S-K is applicable to the Offering Memorandum).

          6.   INITIAL PURCHASER'S REPRESENTATIONS AND WARRANTIES.  The
               --------------------------------------------------
Initial Purchaser represents and warrants to the Company that:

          (a) The Initial Purchaser is either a QIB or an Accredited Investor, in either case with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Senior Notes.

          (b) The Initial Purchaser (i) is not acquiring the Senior Notes with a view to any distribution thereof or with any present intention of offering or selling any of the Senior Notes in a transaction that would violate the Act or the securities laws of any State of the United States or any other applicable jurisdiction and (ii) will be reoffering and reselling the Senior Notes only to QIBs in reliance on the exemption from the registration requirements of the Act provided by Rule 144A and to a limited number of Accredited Investors that execute and deliver a letter containing certain representations and agreements in the form attached as Annex A to the Offering Memorandum.

          The Initial Purchaser also understands that the Company and, for purposes of the opinions to be delivered to you pursuant to Sections 8(f) and 8(g) hereof, each of O'Sullivan, Graev & Karabell, LLP and Latham & Watkins, will rely upon the accuracy and truth of the foregoing representations and you hereby consent to such reliance.

          The Initial Purchaser further agrees that, in connection with the Exempt Resales, the Initial Purchaser will solicit offers to buy the Senior Notes only from, and will offer to sell the Senior Notes only to, the Eligible Purchasers. You further agree that you will offer to sell the Senior Notes only to, and will solicit offers to buy the Senior Notes only from, persons who in purchasing such Senior Notes will be deemed to have represented and agreed (1) if such Eligible Purchaser is a QIB, that they are purchasing the Senior Notes for their own account or an account with respect to which they exercise sole investment discretion and that they or such accounts are QIBs, (2) that such Senior Notes will not have been registered under the Act and may be resold, pledged or otherwise transferred, only (A) (I) to a person who the seller reasonably believes is a "qualified institutional buyer" within the meaning of Rule 144A under the Act in a transaction meeting the requirements of Rule 144A, or in accordance with Rule 144 under the Act, or pursuant to another exemption from the registration requirements of the Act (and based upon an opinion of counsel if the Company so requests) or (II) to the Company and (B) in each case, in accordance with any applicable securities laws of any State of the United States or any other applicable jurisdiction, (3) that the holder will, and each subsequent holder is required to, notify any purchaser from it of the security evidenced thereby of the resale restrictions set forth in (2) above.

          7.   INDEMNIFICATION.
               ---------------

          (a) The Company and Berry (the "INDEMNIFYING PARTIES") agree to indemnify and hold harmless (i) the Initial Purchaser, (ii) each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Initial Purchaser (any of the persons referred to in this clause (ii) being hereinafter referred to as a "CONTROLLING PERSON"), and (iii) the respective officers, directors, partners, employees, representatives and agents of the Initial Purchaser or any controlling person (any person referred to in clause (i), (ii), or (iii) may hereinafter be referred to as an "INDEMNIFIED PERSON") to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, judgments, actions and expenses (including without limitation and as incurred, reimbursement of all reasonable costs of investigating, preparing or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any Indemnified Person) directly or indirectly (a) caused by, related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum (or any amendment or supplement thereto) or the Offering Memorandum (or any amendment or supplement thereto) or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by an untrue statement or omission or alleged untrue statement or omission that is made in reliance upon and in conformity with information relating to the Initial Purchaser furnished in writing to the Company by the Initial Purchaser expressly for use in the Preliminary Offering Memorandum (or any amendment or supplement thereto) or the Offering Memorandum (or any amendment or supplement thereto) provided, however, that the foregoing indemnity shall not inure to the benefit of the Initial Purchaser from whom the person asserting any such losses, claims, damages, liabilities, judgments, actions or expenses purchased Notes, or any controlling person of the Initial Purchaser, if a copy of the Preliminary Offering Memorandum or Offering Memorandum (including any amendment or supplement thereto delivered to the Initial Purchaser prior to the date such Preliminary Offering Memorandum or Offering Memorandum was sent or given to such purchaser) was not sent or given by or on behalf of the Initial Purchaser to such person at or prior to the written confirmation of the sale of Notes to such person, and if the Preliminary Offering Memorandum or Offering Memorandum (including any amendment or supplement thereto delivered to the Initial Purchaser prior to the date such Preliminary Offering Memorandum or Offering Memorandum was sent or given to such purchaser) cured the defect giving rise to such losses, claims, damages, liabilities, judgments, actions or expenses. The Indemnifying Parties shall notify you promptly of the institution, threat or assertion of any claim, proceeding (including any governmental investigation) or litigation in connection with the matters addressed by this Agreement which involves the Indemnifying Parties or an Indemnified Person.

          (b) In case any action or proceeding (including any governmental investigation) shall be brought or asserted against any of the Indemnified Persons with respect to which indemnity may be sought against the Indemnifying Parties, such person (or the entity controlled by such controlling person) shall promptly notify the Company, in writing (provided, that the failure to give such notice shall not relieve the Indemnifying Parties of their obligations pursuant to this Agreement unless such failure to notify has materially prejudiced the ability of the Indemnifying Parties to defend any such claim) and the Indemnifying Parties shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Parties and payment of all reasonable fees and expenses. Such Indemnified Person shall have the right to employ its own counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the Indemnified Party's expense unless (i) the employment of such counsel has been specifically authorized in writing by the Company,
     (ii) the Indemnifying Parties have not assumed the defense and employed counsel reasonably satisfactory to such Indemnified Party within a reasonable time after notice of commencement of such action or proceeding or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both an Indemnified Party and any Indemnifying Party and any such Indemnified Party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Parties (in which case the Indemnifying Parties shall not have the right to assume the defense of such action on behalf of the Indemnified Parties, it being understood, however, that the Indemnifying Parties shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for such Indemnified Persons, which firm shall be designated by the Initial Purchaser). The Indemnifying Parties shall be liable for any settlement of any such action or proceeding effected with the Indemnifying Parties' prior written consent, which consent will not be unreasonably withheld, and the Indemnifying Parties agree to indemnify and hold harmless any Indemnified Person from and against any loss, claim, damage, liability or expense by reason of any settlement of any action effected with the written consent of the Indemnifying Parties. If at any time the Indemnified Person shall have requested the Indemnifying Parties to reimburse the Indemnified Person for fees and expenses of counsel as contemplated by the second sentence of this paragraph in connection with any such action or proceeding, the Indemnifying Parties agree that they shall be liable for any settlement of any proceeding effected without their written consent so long as they receive written notice of such settlement if (i) such settlement is entered into more than ninety business days after receipt by such Indemnifying Parties of the aforesaid request and (ii) such Indemnifying Parties shall not have reimbursed the Indemnified Party in accordance with such request prior to the date of such settlement. The Indemnifying Parties shall not, without the prior written consent of each Indemnified Person, which will not be unreasonably withheld, settle or compromise or consent to the entry of a judgment in or otherwise seek to terminate any pending or threatened action, claim, litigation proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not any Indemnified Person is a party thereto), unless such settlement, compromise, consent or termination includes an unconditional release of each Indemnified Person from all liability arising out of such action, claim, litigation or proceeding.

          (c) The Initial Purchaser agrees to indemnify and hold harmless the Company, its directors and officers, any person controlling (within the meaning of Section 15 of the Act or

     Section 20 of the Exchange Act) the Company, and the officers, directors, partners, employees, representatives and agents of each such person to the same extent as the foregoing indemnity from the Indemnifying Parties to each of the Indemnified Persons, but only with respect to claims and actions based on information relating to the Initial Purchaser furnished in writing by the Initial Purchaser expressly for use in the Preliminary Offering Memorandum or Offering Memorandum.

          (d) If the indemnification provided for in this Section 7 is unavailable to a party entitled to indemnification pursuant to Section 7(b) or (c) in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities, expenses and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party (or parties, as applicable) on the one hand and the indemnified party (or parties, as applicable) on the other hand from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party (or parties, as applicable) and the indemnified party (or parties, as applicable), as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Initial Purchaser, on the other hand, shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Initial Purchaser, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault of the Company, on the one hand, and the Initial Purchaser, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact related to information supplied by the Company, on the one hand, or the Initial Purchaser, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The indemnity and contribution obligations of the Company set forth herein shall be in addition to any liability or obligation the Company may otherwise have to any Indemnified Person.

          The Company and the Initial Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph 7(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities, expenses or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(d), the Initial Purchaser (and its related Indemnified Persons) shall not be required to contribute, in the aggregate, any amount in excess of the amount by which the total discount received by the Initial Purchaser applicable to the Notes purchased by the Initial Purchaser exceeds the amount of any damages which the Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          8.   CONDITIONS OF THE INITIAL PURCHASER'S OBLIGATIONS.  The
               -------------------------------------------------
obligations of the Initial Purchaser to purchase the Senior Notes under this Agreement are subject to the satisfaction of each of the following conditions:

          (a) All the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects (other than those representations and warranties that are qualified by a reference to materiality, which shall be true and correct in all respects) on the Closing Date with the same force and effect as if made on and as of the date hereof and the Closing Date, respectively. The Company shall have performed or complied in all material respects with all of their obligations and agreements herein contained (other than those obligations and agreements that are qualified by a reference to materiality, which shall be performed or complied with in all respects) and required to be performed or complied with by them at or prior to the Closing Date.

          (b) No stop order suspending the sale of the Senior Notes in any jurisdiction referred to in Section 4(e) shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

          (c) (i) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency which would, as of the Closing Date, prevent the issuance of the Senior Notes; (ii) no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance of the Senior Notes; and (iii) on the Closing Date no action, suit or proceeding shall be pending against or affecting or, to the knowledge of the Company, threatened against, the Company or any Subsidiary before any court or arbitrator or any governmental body, agency or official which, if adversely determined, would prohibit the issuance of the Senior Notes except as disclosed in the Offering Memorandum.

          (d) (i) Since the date hereof or since the dates as of which information is given in the Preliminary Offering Memorandum or Offering Memorandum, there shall not have been any Material Adverse Change, (ii) since the date of the latest balance sheet included in the Preliminary Offering Memorandum or Offering Memorandum, there shall not have been any material change in the capital stock or long-term debt, or material increase in short-term debt, of the Company or any of the Subsidiaries and (iii) the Company and the Subsidiaries shall have no liability or obligation, direct or contingent, that is material to the Company and the Subsidiaries taken as a whole and is required to be disclosed on a balance sheet in accordance with GAAP and is not disclosed on the latest balance sheet included in the Offering Memorandum.

          (e) You shall have received certificates, dated the Closing Date, signed by (i) the President or any Vice President or any other executive officer and (ii) a principal financial or accounting officer of the Company confirming, as of the Closing Date, the matters set forth in paragraphs (a), (b), (c) and (d) of this Section 8.

          (f) On the Closing Date, you shall have received an opinion (satisfactory to you and your counsel), dated the Closing Date, of O'Sullivan Graev & Karabell, LLP, counsel for the Company, to the effect that:

                    (i) The Company and each of the Subsidiaries is a duly organized and validly existing corporation in good standing under the laws of its jurisdiction of incorporation, has the requisite corporate power and authority to own, lease and operate its properties and to conduct its business as it is currently being conducted and described in the Offering Memorandum, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction listed on a schedule attached to the opinion;

                    (ii) The Company has all necessary corporate power and authority to execute and deliver this Agreement, the Senior Notes, the Indenture, the Registration Rights Agreement, the Transaction Documents, the Escrow and Disbursement Agreement and the Holding Pledge Agreement, as applicable, and to perform its obligations under this Agreement, the Indenture, the Registration Rights Agreement, the Transaction Documents, the Escrow and Disbursement Agreement and the Holding Pledge Agreement, as applicable, and to authorize, issue, sell and deliver the Senior Notes, as contemplated by this Agreement;

                    (iii) Each of this Agreement, the Senior Notes, the Registration Rights Agreement, the Indenture, the
               Transaction Documents, the Escrow and Disbursement Agreement and the Holding Pledge Agreement has been duly authorized, executed and delivered by the Company;

                    (iv) When authenticated in accordance with the terms of the Indenture and delivered to and paid for by you in accordance with the terms of this Agreement, the Senior Notes will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought at law or in equity);

                    (v) The Indenture, assuming due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding agreement of the Company, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought at law or in equity);

                    (vi) The Notes, the Indenture, the Registration Rights Agreement, the Transaction Documents, the Escrow and Disbursement Agreement and the Holding Pledge Agreement conform to the descriptions thereof contained in the Offering Memorandum in all material respects;

                    (vii) Upon the consummation of the Transaction, the authorized, issued and outstanding capital stock of the Company will be as set forth in the Offering Memorandum under the caption "Capitalization." Upon the consummation of the Transaction, all of the outstanding shares of capital stock of the Company will have been duly authorized, validly issued, and are fully paid and nonassessable and were not issued in violation of any preemptive rights or similar rights under the Delaware General Corporation Law, or, to the best of such counsel's knowledge, otherwise;

                    (viii) Each of the Preferred Stock and Warrant Purchase Agreement and the Common Stock Purchase Agreement constitute a valid and legally binding agreement of the Company, enforceable against it in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether considered in a proceeding in equity or at law);

                    (ix) All of the issued and outstanding shares of capital stock of, or other ownership interests in, each Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable. All of the shares of capital stock of, or other ownership interests in, each Subsidiary are owned, directly or through Subsidiaries, by the Company;

                    (x) To the best knowledge of such counsel, there are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or Liens related to or entitling any person to purchase or otherwise to acquire any shares of the capital stock of, or other ownership interest in, any Subsidiary;

                    (xi) Neither the Company nor any of the Subsidiaries is (a) an "investment company" or a company "controlled" by an investment company within the meaning of the Investment Company Act of 1940, as amended, or (b) a "holding company" or a "subsidiary company" of a holding company or an "affiliate" thereof within the meaning of the Public Utility Holding Company Act of 1935, as amended;

                    (xii) The descriptions in the Offering Memorandum of statutes, legal and governmental proceedings, and contracts and other documents are accurate in all material respects; it being understood that such counsel need express no opinion as to the financial statements, notes or schedules or other financial data included therein;

                    (xiii) To the knowledge of such counsel: (a) no action has been taken and no statute, rule or regulation or order has been enacted, adopted or issued by any governmental agency or body which prevents the issuance of the Senior Notes, and such counsel has received no notice which suspends the sale of the Senior Notes; (b) no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction has been issued with respect to the Company or any of the Subsidiaries which would prevent or suspend the issuance or sale of the Senior Notes, and such counsel has not received notice which prevents or suspends the use of the Offering Memorandum in any jurisdiction referred to in Section 4(e) hereof; and (c) no action, suit or proceeding is pending against or threatened against or affecting the Company or any of the Subsidiaries before any court or arbitrator or any governmental body, agency or official, domestic or foreign, which, if adversely determined, would prevent the issuance of the Senior Notes;

                    (xiv) Except as may be required under state securities
               or "Blue Sky" laws or regulations or by the NASD as to which such counsel expresses no opinion, no authorization, approval, consent or order of, or filing with, any court or governmental body or agency is required for the consummation of the transactions contemplated by this Agreement, except such as have been obtained and made under the Act and the HSR Act; no consents or waivers from any person under any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument that is listed on a schedule to the opinion are required to consummate the transactions contemplated by this Agreement, the Operative Documents or the Transaction Documents, except for any consent or waiver which has been obtained on or prior to the Closing Date;

                    (xv) On the Closing Date, the Offering Memorandum (except for financial statements, the notes thereto and related schedules and other financial data included therein, as to which no opinion need be expressed) complied as to form in all material respects with Rule 144A(d)(4) of the Act;

                    (xvi) To the best knowledge of such counsel, neither the Company nor any of the Subsidiaries is in violation of its respective charter or bylaws or in default in the performance of any obligation, agreement or condition contained in any agreement or instrument listed on a schedule to the opinion; to the best knowledge of such counsel, there exists no condition which, with notice, the passage of time or otherwise, would constitute a default under any such document or instrument;

                    (xvii) The execution and delivery of this Agreement, the Operative Documents and the Transaction Documents, the issuance and sale of the Senior Notes, the performance of this Agreement, the Operative Documents and the Transaction Documents, compliance by the Company with the provisions hereof and thereof and of the Senior Notes, the consummation of the transactions contemplated hereby and thereby and of the Transaction and the payments described in the Offering Memorandum under the caption "Use of Proceeds," in each case, as applicable, will not result in a breach or violation of any of the respective charters or bylaws of the Company or any of the Subsidiaries or any of the terms or provisions of, or constitute a default or cause an acceleration of any obligation under, or result in the imposition or creation of (or the obligation to create or impose) a Lien with respect to, any agreement or instrument listed on a schedule to the opinion, or, to the knowledge of such counsel, contravene any order of any court or govern-mental agency or body having jurisdiction over the Company or any of the Subsidiaries or any of their properties, or violate any statute, rule or regulation or administrative or court decree applicable to the Company or any of the Subsidiaries, or any of their respective properties;

                    (xviii)   The Registration Rights Agreement has been
               duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, and to general equitable principles (regardless of whether considered in a proceeding in equity or at law) and, to the extent the Registration Rights Agreement provides for rights of indemnification and contribution, subject to the limitations of applicable law;

                    (xix) Each of the Transaction Documents have been duly authorized, executed and delivered by the Company and constitute valid and legally binding agreements of the Company, enforceable against it in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, and to general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and, to the extent such Transaction Documents provide for rights of indemnification and contribution subject to the limitations of applicable law;

                    (xx) The Escrow and Disbursement Agreement has been
               duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, and to general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and, to the extent the Escrow and Disbursement Agreement provides for rights of indemnification and contribution subject to the limitations of applicable law;

                    (xxi) The Holding Pledge Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, and to general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and, to the extent the Holding Pledge Agreement provides for rights of indemnification and contribution, subject to the limitations of applicable law;

                    (xxii) The provisions of the Escrow and Disbursement Agreement are effective to create valid security interests in favor of the Trustee for the benefit of the holders of the Notes in that portion of the collateral described in the Escrow and Disbursement Agreement that is subject to Article 9 of the Uniform Commercial Code of the State of New York (such collateral, the "NOTE COLLATERAL" and such statute the "NEW YORK UCC") as security for the payment of the Secured Obligations (as defined in the Escrow and Disbursement Agreement) to the extent set forth in the Escrow and Disbursement Agreement;

                    (xxiii)   To the extent that acct no. ______ (the
               "ESCROW ACCOUNT") is a "deposit account" (as defined in
               Section 9-105(1)(e) of the New York UCC) that (a) is duly established and maintained in the name of "First Trust of New York, National Association, as Collateral Agent, for the benefit of BPC Holding Corporation Note Holders" with First Trust of New York, National Association, in its capacity as collateral agent for the Trustee and the holders of the Notes (the "COLLATERAL AGENT"), in New York, New York, (b) remains at all times subject to the sole dominion and control of the Trustee, and (c) is not evidenced at any time by an indispensable instrument, the provisions of the Escrow and Disbursement Agreement, together with such dominion and control, are effective under the laws of the State of New York to create in favor of the Trustee, for the benefit of the Trustee and the holders of the Notes, a security interest in, and a lien on, such deposit account to secure the Secured Obligations to the extent set forth in the Escrow and Disbursement Agreement. Such security interest and lien will be prior to the interest of a judgment lien creditor subsequently attaching or levying against the Escrow Account or a bankruptcy trustee claiming the rights of a hypothetical lien creditor pursuant to
               Section 544 of the Bankruptcy Code;

                    (xxiv) The ___ financing statements naming the Company as debtor and the Trustee as secured party, together with all schedules and exhibits thereto to be filed in each of the Filing Offices (together, the "FINANCING STATEMENTS"), are in appropriate form for filing with the appropriate jurisdictions (collectively, the "FILING OFFICES"). Upon the proper filing of the Financing Statements in the Filing Offices, the security interest in favor of the Trustee in the Collateral described in the Financing Statements will be perfected to the extent a security interest in such Collateral can be perfected by filing a financing statement under the provisions of the New York UCC or the other applicable UCCs (to the extent the UCC as in effect in a jurisdiction in which the opinion given is not admitted to practice, the opinion given may rely exclusively on the CCH Secured Transactions Guide, or similar publication by service); as applicable;

                    (xxv) The provisions of the Escrow and Disbursement Agreement, together with (i) delivery to the Collateral Agent in the State of New York of the certificates or instruments representing those Allowable Investments (as defined in the Escrow and Disbursement Agreement) that constitute "certificated securities" (as defined in Section 8-102 of the New York U.C.C.) or "negotiable instruments" (as defined in Section 3-104 of the New York U.C.C.) and related executed blank instruments of transfer, and (ii) registration in the name of the Collateral Agent, as pledgee, of those Allowable Investments that constitute "uncertificated securities" (as defined in Article 8 of the New York U.C.C.) are sufficient to create in favor of the Collateral Agent a valid and perfected security interest in all right, title and interest of the Company in such Allowable Investments to the extent such creation and perfection are governed by the New York U.C.C. Upon such delivery or registration and assuming that the Collateral Agent acquires its security interest in those Allowable Investments that constitute "securities" (as defined in Section 8-102 of the New York U.C.C.) in good faith without knowledge of adverse claims, the Collateral Agent will acquire its security interest in those Allowable Investments that constitute securities free of adverse claims (including other consensual security interests). The security interest in that portion of the Allowable Investments which consist of Government Securities (as defined in the Escrow and Disbursement Agreement) will be a valid, perfected security interest (with priority over (i) other consensual security interests, (ii) interests of judgment lien creditors subsequently attaching or levying against such collateral or
               (iii) the interests of a bankruptcy trustee claiming the rights of a hypothetical lien creditor pursuant to Section 544 of the Bankruptcy Code). If such Government Securities are registered in the name of the Collateral Agent on the records of the Federal Reserve Bank of New York. No governmental filings or recordings are required in order to perfect (or maintain the perfection or priority of) the security interests created in Allowable Investments that constitute securities (including Government Securities) or negotiable instruments.

                    (xxvi) When the Senior Notes are issued and delivered pursuant to the Purchase Agreement, such Senior Notes will not be of the same class (within the meaning of Rule 144A under the Act) as securities of the Company that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system;

                    (xxvii)   The provisions of the Holding Pledge
               Agreement, together with delivery to the Collateral Agent in the State of New York of the certificates representing the shares identified on Schedule I to the Holding Pledge Agreement ( the "Pledged Shares") and blank stock powers with respect thereto signed by the Company, are sufficient to create in favor of the Collateral Agent a valid and perfected security interest under the New York U.C.C. in all right, title and interest of the Company in the Pledged Shares. Upon such delivery and assuming that the Collateral Agent acquires its security interest in the Pledged Shares without knowledge of any adverse claims, the Collateral Agent will acquire its security interest in the Pledged Shares free of adverse claims (including other consensual security interests). No governmental filings or recordings are required in order to perfect (or maintain the perfection or priority of) the security interests created in the Pledged Shares.

                    (xxviii)  No registration under the Act of the Senior
               Notes is required for the sale of the Senior Notes to you as contemplated hereby or for the Exempt Resales (assuming, without independent investigation, (i) that the Eligible Purchasers who buy the Senior Notes in the Exempt Resales are QIBs or Accredited Investors, (ii) the accuracy of your representations and those of the Company regarding the absence of general solicitation in connection with the Exempt Resales contained herein and (iii) the accuracy of the representations made by each Accredited Investor who purchases Senior Notes pursuant to an Exempt Resale as set forth in the letters of representation executed by such Accredited Investors in the form of Annex A to the Offering Memorandum);

                    (xxix)    Prior to the Exchange Offer or the
               effectiveness of the Shelf Registration Statement, the Indenture is not required to be qualified under the TIA;

                    (xxx) Each of the Preliminary Offering Memorandum and the Offering Memorandum as of their respective dates, and each amendment or supplement thereto, as of its date, contained the information specified in, and meets the requirements of Rule 144A(d)(4) of the Act.

               The opinions set forth in paragraphs (vii), (ix) and (x) will be based solely on a review of stock records and other specified corporate record books of the Company and its Subsidiaries and applicable law.

               The opinion of O'Sullivan Graev & Karabell, LLP shall be rendered to you at the request of the Company and shall so state therein.

               In giving their opinion required by this subsection 8(f), O'Sullivan Graev & Karabell shall additionally state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, your representatives and your counsel in connection with the preparation of the Preliminary Offering Memorandum or Offering Memorandum, although such counsel has not independently verified the accuracy, completeness or fairness of such statements (except as indicated above); and such counsel advises you that, on the basis of the foregoing, no facts came to such counsel's attention that caused such counsel to believe that the Preliminary Offering Memorandum (as amended or supplemented, if applicable), at the time such Preliminary Offering Memorandum or any post-effective amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or the Offering Memorandum (as amended or supplemented), as of its date and the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion nor express any statement or belief with respect to the financial statements and schedules and other financial and statistical data included in the Preliminary Offering Memorandum or Offering Memorandum or any supplement or amendment thereto).

          (g) You shall have received an opinion, dated the Closing Date, of Latham & Watkins, counsel for the Initial Purchaser, in form and substance reasonably satisfactory to you.

          (h) You shall have received letters on and as of the date hereof as well as on and as of the Closing Date (in the latter case constituting an affirmation of the statements set forth in the former), in form and substance satisfactory to you, from Ernst & Young, LLP, independent auditors, with respect to the financial statements and certain financial information contained in the Offering Memorandum relating to the Company and the Subsidiaries.

          (i) Latham & Watkins shall have been furnished with such documents and opinions, in addition to those set forth above, as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Section 8 and in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions herein contained.

          (j) On or before the Closing Date, the Company shall have consummated the Transaction in the manner set forth in the Offering Memorandum and shall have provided evidence of such consummation in form satisfactory to you and your counsel.

          (k) Prior to the Closing Date, the Company shall have furnished to you such further information, certificates and documents as you may reasonably request.

          (l) The Company and the Trustee shall have entered into the Indenture and you shall have received counterparts, conformed as executed, thereof.

          (m) The Initial Purchaser shall have received a solvency opinion, dated the Closing Date, of Houlihan Lokey Howard & Zukin substantially in the form previously approved by the Initial Purchaser, and such opinion shall be addressed to the Trustee.

          (n) The Offering Memorandum shall have been printed and copies distributed to you not later than 9:00 A.M., New York City time, on June 14, 1996, or at such later date and time as you may approve in writing.

          All opinions, certificates, letters and other documents required by this Section 8 to be delivered by the Company will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to you. The Company will furnish the Initial Purchaser with such conformed copies of such opinions, certificates, letters and other documents as it shall reasonably request.

          9.   Effective Date of Agreement and Termination.
               -------------------------------------------

          (a) This Agreement shall become effective upon the execution and delivery of this Agreement by the parties hereto.

          (b) This Agreement may be terminated at any time on or prior to the Closing Date by you by notice to the Company if any of the following has occurred: (i) subsequent to the date of the Offering Memorandum or of this Agreement, any Material Adverse Change which, in the judgment of the Initial Purchaser, materially impairs the investment quality of the Senior Notes; (ii) any outbreak or escalation of hostilities or other national or international calamity or crisis or material adverse change in the financial markets of the United States or elsewhere, or any other substantial national or international calamity or emergency if the effect of such outbreak, escalation, calamity, crisis or emergency would, in the judgment of the Initial Purchaser, make it impracticable or inadvisable to market the Senior Notes or to enforce contracts for the sale of the Senior Notes; (iii) any suspension or limitation of trading generally in securities on the New York Stock Exchange, the American Stock Exchange or in the over-the-counter markets or any setting of minimum prices for trading on such exchange or markets; (iv) any declaration of a general banking moratorium by either federal or New York authorities; (v) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs that, in the judgment of the Initial Purchaser, has a material adverse effect on the financial markets in the United States and would, in the judgment of the Initial Purchaser, make it impracticable or inadvisable to market the Senior Notes or to enforce contracts for the sale of the Senior Notes; or (vi) the enactment, publication, decree, or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which, in your judgment, materially and adversely affect, or will materially and adversely affect, the business or operations of the Company.

          (c) The indemnities and contribution provisions and other agreements, representations and warranties of the Company, its officers and directors and of the Initial Purchaser set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Senior Notes, regardless of
(i) any investigation, or statement as to the results thereof, made by or on behalf of the Initial Purchaser or by or on behalf of the Company, the officers or directors of the Company or any controlling person of the Company, (ii) acceptance of the Senior Notes and payment for them hereunder and (iii) termination of this Agreement.

          (d) If this Agreement shall be terminated by the Initial Purchaser pursuant to clause (i) of paragraph (b) of this Section 9 or because of the failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, the Company agrees to reimburse you for all out-of-pocket expenses (including the fees and disbursements of counsel) incurred by you. Notwithstanding any termination of this Agreement, the Company shall be liable for all expenses which it has agreed to pay pursuant to Section 4(f) hereof.

          (e) Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Initial Purchaser, any Indemnified Person referred to herein and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement.

The terms "successors and assigns" shall not include a purchaser of any of the Notes from the Initial Purchaser merely because of such purchase.

          10.  NOTICES.  Notices given pursuant to any provision of this
               -------
Agreement shall be addressed as follows: (a) if to the Company, to BPC Holding Corporation, 101 Oakley Street, P.O. Box 959, Evansville, Indiana 47706-0959, Attention: James M. Kratochvil, with a copy to O'Sullivan Graev & Karabell, LLP, 30 Rockefeller Plaza, New York, New York 10112, Attention:
Lawrence G. Graev, and (b) if to the Initial Purchaser, to 277 Park Avenue, New York, New York 10172, Attention: Glenn Tongue, with a copy to Latham & Watkins, 885 Third Avenue, New York, New York 10022, Attention: Raymond Y. Lin, or in any case to such other address as the person to be notified may have requested in writing.

          11.  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND
               -------------
CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK AS APPLIED TO CONTRACTS MADE AND PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK.

          12.  SUCCESSORS.  This Agreement will inure to the benefit of and
               ----------
be binding upon the parties hereto and their respective successors and the officers and directors and other persons referred to in Section 5, and no other person will have any right or obligation hereunder.

     This Agreement may be signed in various counterparts which together shall constitute one and the same instrument. Please confirm that the foregoing correctly sets forth the agreement among the Company and you.


                                   Very truly yours,

                                   BPC HOLDING CORPORATION


                                   By: /s/ Roberto Buaron
                                      --------------------------------------

                                      Name:     Roberto Buaron
                                      Title:  Chairman of the Board



                                   BERRY PLASTICS CORPORATION
                                       (WITH RESPECT TO SECTION 7 HEREOF)



                                   By: /s/ Roberto Buaron
                                      --------------------------------------

                                      Name:     Roberto Buaron
                                      Title:  Chairman of the Board




The foregoing Purchase Agreement
is hereby confirmed and accepted
as of the date first above written.

DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION


By: /s/ Thomas G. McGonagle
   ---------------------------------------
   Name:     Thomas G. McGonagle
   Title:  Senior Vice President